                       ---------------------------------------
                         W.P. STEWART & CO. GROWTH FUND, INC.
                       ---------------------------------------


                                 SEMI-ANNUAL REPORT
                                    (UNAUDITED)



                                   JUNE 30, 1998

--------------------------------------------------------------------------------
W. P. STEWART & CO. GROWTH FUND, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

MANAGEMENT COMMENTS

REVIEW OF THE SIX MONTHS ENDED JUNE 30, 1998

Over the past six months, the Fund's net asset value per share increased by 21.28%, from $168.71 on December 31, 1997 to $204.61 on June 30, 1998.

The Fund's shares benefited from both good earnings performance and P/E expansion. As corporate earnings slow, and more companies disappoint, your holdings were rewarded for delivering on expectations.

The Market became increasingly volatile over the past six months. By June 30, stocks were recovering from a pullback starting in late May, but were still off their highs for the year. We expect this kind of volatility to continue, and we use it to opportunistically purchase additional shares of our high quality companies at attractive prices.


LONG-TERM VIEW

The economic and political environment in the U.S. remains remarkably solid despite a variety of outside pressures. The Far East remains a major concern, and has caused us to focus even more on U.S. only companies and those minimally affected by economic weakness in that part of the globe. Troubles in Russia, Pakistan, and India do not seem short lived. Our own domestic troubles seem confined to the investigation of our President. Inflation remains under control, having affected wages, but not resulting in price increases for U.S. goods. Thus, many corporations continue to feel earnings pressure, giving companies with more secure earnings forecasts a definite advantage. We believe we are well-positioned in such an environment.

We look forward to reporting to you again in January.


New York, New York
August 10, 1998
MARILYN G. BRESLOW
PRESIDENT

W. P. STEWART & CO., INC.
INVESTMENT MANAGER

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)


--------------------------------------------------------------------------------
     Name of Issuer                                                    Market
   and Title of Issue                                  Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS--100.0%
BANKS--1.6%
     Northern Trust Corporation. . . . . . . . . .     9,000       $   686,250
                                                                   -----------
CHEMICALS--2.9%
     Monsanto Company. . . . . . . . . . . . . . .    23,000         1,285,125
                                                                   -----------
COMMERCIAL SERVICES--3.6%
     Cognizant Corporation . . . . . . . . . . . .    25,000         1,575,000
                                                                   -----------
DATA PROCESSING SERVICES--9.2%
     Automatic Data Processing, Inc. . . . . . . .    55,000         4,008,125
                                                                   -----------
DRUGS & HEALTH CARE--16.2%
     Johnson & Johnson . . . . . . . . . . . . . .    18,500         1,364,375
     Lilly (Eli) & Company . . . . . . . . . . . .    27,500         1,816,719
     Merck & Company, Inc. . . . . . . . . . . . .     6,500           869,375
     Pfizer, Inc.. . . . . . . . . . . . . . . . .    27,700         3,010,644
                                                                   -----------
                                                                     7,061,113
                                                                   -----------
ELECTRICAL EQUIPMENT--4.8%
     General Electric Company. . . . . . . . . . .    23,000         2,093,000
                                                                   -----------
ELECTRONICS--4.7%
     Intel Corporation . . . . . . . . . . . . . .    28,000         2,075,500
                                                                   -----------
ENVIRONMENTAL SERVICES--5.6%
     Rentokil Initial PLC, ADR . . . . . . . . . .    33,800         2,433,455
                                                                   -----------
FINANCE & BANKING--4.0%
     State Street Corporation. . . . . . . . . .      25,000         1,737,500
                                                                   -----------
FOOD & BEVERAGE--4.7%
     Coca Cola Company . . . . . . . . . . . . . .    23,790         2,034,045
                                                                   -----------
HOUSEHOLD PRODUCTS--8.3%
     Gillette Company. . . . . . . . . . . . . . .    43,000         2,437,562
     Procter & Gamble Company. . . . . . . . . . .    13,000         1,183,813
                                                                   -----------
                                                                     3,621,375
                                                                   -----------
LEISURE TIME--4.4%
     Walt Disney Company . . . . . . . . . . . . .    18,500         1,943,656
                                                                   -----------
NETWORK SOFTWARE--4.8%
     Cisco Systems, Inc. (a) . . . . . . . . . . .    22,662         2,086,320
                                                                   -----------


(a) No dividends paid on security.


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)


--------------------------------------------------------------------------------
     Name of Issuer                                                    Market
   and Title of Issue                                  Shares          Value
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
RESTAURANTS--2.0%
     McDonald's Corporation. . . . . . . . . . .      13,000       $   897,000
                                                                  ------------
RETAIL--17.2%
     Autozone, Inc. (a). . . . . . . . . . . . . .    49,000         1,564,938
     CVS Corporation . . . . . . . . . . . . . . .    34,000         1,323,875
     Dollar General Corporation. . . . . . . . . .    66,125         2,616,070
     Walgreen Co.. . . . . . . . . . . . . . . . .    48,400         1,999,525
                                                                  ------------
                                                                     7,504,408
                                                                  ------------
SOFTWARE--6.0%
     Microsoft Corporation (a) . . . . . . . . .      24,400         2,644,350
                                                                  ------------

               TOTAL COMMON STOCKS-
               (COST $30,250,399). . . . . . . . .                  43,686,222
                                                                  ------------


TOTAL INVESTMENTS--(COST $30,250,399)--100.0%. . .                  43,686,222
OTHER ASSETS LESS LIABILITIES--0.0%. . . . . . . .                     (16,613)
                                                                  ------------
NET ASSETS--100.0% . . . . . . . . . . . . . . . .                $ 43,669,609
                                                                  ------------
                                                                  ------------


(a) No dividends paid on security.


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)


--------------------------------------------------------------------------------
ASSETS:
Investments in securities, at market value
     (Identified Cost $30,250,399) . . . . . . . . . . . . .      $ 43,686,222
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . .           295,251
Dividends and interest receivable. . . . . . . . . . . . . .            17,826
                                                                  ------------
     Total Assets. . . . . . . . . . . . . . . . . . . . . .        43,999,299
                                                                  ------------

LIABILITIES:
Advisory fee payable . . . . . . . . . . . . . . . . . . . .           301,504
Other accrued expenses . . . . . . . . . . . . . . . . . . .            28,186
                                                                  ------------

Total Liabilities. . . . . . . . . . . . . . . . . . . . . .           329,690
                                                                  ------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .      $ 43,669,609
                                                                  ------------
                                                                  ------------
Net assets consist of:
Capital stock, $0.001 par value; 100,000,000 shares
     authorized, 213,428 shares issued and outstanding . . .      $        213
Capital paid in excess of par. . . . . . . . . . . . . . . .        29,381,365
Undistributed net investment loss. . . . . . . . . . . . . .          (294,099)
Accumulated realized gain on investments - net . . . . . . .         1,146,307
Unrealized appreciation on investments - net . . . . . . . .        13,435,823
                                                                  ------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .      $ 43,669,609
                                                                  ------------
                                                                  ------------

Net asset value per share. . . . . . . . . . . . . . . . . .      $     204.61
                                                                  ------------
                                                                  ------------

Redemption price per share . . . . . . . . . . . . . . . . .      $     203.59
                                                                  ------------
                                                                  ------------

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)


--------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $2,241) . . . .      $    121,364
Interest . . . . . . . . . . . . . . . . . . . . . . . . . .             9,904
                                                                  ------------
     Total investment income . . . . . . . . . . . . . . . .           131,268
                                                                  ------------
EXPENSES:
Investment advisory fees . . . . . . . . . . . . . . . . . .           320,660
Administrative fees. . . . . . . . . . . . . . . . . . . . .            40,952
Custodian fees . . . . . . . . . . . . . . . . . . . . . . .            24,105
Transfer agent fees. . . . . . . . . . . . . . . . . . . . .            18,633
Registration fees. . . . . . . . . . . . . . . . . . . . . .               942
Printing fees. . . . . . . . . . . . . . . . . . . . . . . .             2,585
Directors' fees. . . . . . . . . . . . . . . . . . . . . . .             3,159
Blue sky fees. . . . . . . . . . . . . . . . . . . . . . . .             9,612
Miscellaneous fees . . . . . . . . . . . . . . . . . . . . .             4,719
                                                                  ------------
     Total operating expenses. . . . . . . . . . . . . . . .           425,367
                                                                  ------------
Net investment loss. . . . . . . . . . . . . . . . . . . . .          (294,099)
                                                                  ------------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments . . . . . . . . . . . . . .           961,242
Net change in unrealized appreciation on investments . . . .         6,999,179
                                                                  ------------
Net gain on investments. . . . . . . . . . . . . . . . . . .         7,960,421
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . .      $  7,666,322
                                                                  ------------
                                                                  ------------


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)


--------------------------------------------------------------------------------

                                                    FOR THE
                                                  SIX  MONTHS
                                                     ENDED      FOR THE YEAR
                                                JUNE 30, 1998      ENDED
                                                 (UNAUDITED)   DECEMBER 31, 1997
                                                 -----------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment loss. . . . . . . . . . . . .    $  (294,099)    $  (401,797)
Net realized gain on investments . . . . . .        961,242       4,077,134
Net change in unrealized appreciation
 on investments. . . . . . . . . . . . . . .      6,999,179       2,831,731
                                               ------------    ------------
     Net increase in net assets resulting
      from operations. . . . . . . . . . . .      7,666,322       6,507,068
                                               ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments . . . . . .              -      (3,973,159)
                                               ------------    ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold. . . . . . . . . .      3,414,492      11,638,859
Shares issued to shareholders
     in reinvestment of distributions. . . .              -       4,849,063
Cost of redemptions. . . . . . . . . . . . .     (3,612,611)     (2,649,257)
                                               ------------    ------------
     Net (decrease) increase in net assets
      from Fund share transactions . . . . .       (198,119)     13,838,665
                                               ------------    ------------

NET INCREASE IN NET ASSETS . . . . . . . . .      7,468,203      16,372,574
                                               ------------    ------------
                                               ------------    ------------
NET ASSETS:
Beginning of period. . . . . . . . . . . . .     36,201,406      19,828,832
                                               ------------    ------------

End of period  . . . . . . . . . . . . . . .   $ 43,669,609    $ 36,201,406
                                               ------------    ------------
                                               ------------    ------------

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
(UNAUDITED)

--------------------------------------------------------------------------------


                                                                           FOR THE SIX           FOR THE            FOR THE
                                                                           MONTHS ENDED            YEAR              YEAR
                                                                           JUNE 30,1998            ENDED             ENDED
                                                                            (UNAUDITED)     DECEMBER 31, 1997  DECEMBER 31, 1996
                                                                            -----------     -----------------  -----------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period . . . . . . . . .                       $ 168.71            $ 152.65            $ 125.94
                                                                             ---------           --------            --------
   Net investment loss . . . . . . . . . . . . . . . .                          (1.38)              (1.87)              (1.81)
   Net realized and unrealized gain on
    investments. . . . . . . . . . . . . . . . . . . .                           37.28              38.53               40.17
                                                                             ---------           --------            --------
Net increase from investment operations. . . . . . . .                          35.90               36.66               38.36
Distributions to shareholders from net
  realized gain on investments . . . . . . . . . . . .                              -              (20.60)             (11.65)
                                                                             ---------           --------            --------
Net asset value, end of period . . . . . . . . . . . .                       $ 204.61            $ 168.71            $ 152.65
                                                                             ---------           --------            --------
                                                                             ---------           --------            --------

TOTAL INVESTMENT RETURN (a). . . . . . . . . . . . . .                          21.28%              24.69%              30.64%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets. . . . . . . .                           2.12% (b)           2.13%               2.50%
Ratio of fees and expenses waived and
  reimbursed by the Adviser and
  Administrator to average net assets. . . . . . . . .                              -                0.02%               0.28%
Ratio of net investment loss to
  average net assets . . . . . . . . . . . . . . . . .                          (1.46)% (b)         (1.35)%             (1.51)%

Portfolio turnover . . . . . . . . . . . . . . . . . .                             23%                 79%                 76%
Net assets, end of period (in thousands) . . . . . . .                         $43,670             $36,201             $19,829

--------------------------------------------------------------------------------

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if the redemption fee of 0.50% was taken into account. Total investment return for a period of less than one year is not annualized. Past performance results shown in this report should not be considered a representation of future performance.
     Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.

(b)  Annualized.

The chart set forth above reflects the unaudited operating performance, based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
(UNAUDITED)

--------------------------------------------------------------------------------


                                                                                   FOR THE                  FOR THE PERIOD
                                                                                    YEAR                   FEBRUARY 28, 1994*
                                                                                    ENDED                        THROUGH
                                                                                DECEMBER 31, 1995          DECEMBER 31, 1994
                                                                                -----------------          -----------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period . . . . . . . . . . . . . . . . .           $  101.06                     $  100.00
                                                                                 ---------                     ---------
   Net investment loss . . . . . . . . . . . . . . . . . . . . . . . .               (1.15)                        (0.48)
   Net realized and unrealized gain on
     investments . . . . . . . . . . . . . . . . . . . . . . . . . . .               29.19                          1.54
                                                                                 ---------                     ---------
Net increase from investment operations. . . . . . . . . . . . . . . .               28.04                          1.06
Distributions to shareholders from net
   realized gain on investments. . . . . . . . . . . . . . . . . . . .               (3.16)                            -
                                                                                 ---------                     ---------
Net asset value, end of period . . . . . . . . . . . . . . . . . . . .           $  125.94                      $ 101.06
                                                                                 ---------                     ---------
                                                                                 ---------                     ---------
TOTAL INVESTMENT RETURN (a). . . . . . . . . . . . . . . . . . . . . .               27.73%                         1.06%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets. . . . . . . . . . . . . . . .                2.50%                         2.50% (b)
Ratio of fees and expenses waived and
   reimbursed by the Adviser and
   Administrator to average net assets . . . . . . . . . . . . . . . .                1.32%                        10.20% (b)(c)
Ratio of net investment loss to
   average net assets. . . . . . . . . . . . . . . . . . . . . . . . .               (1.36)%                       (1.25)% (b)
Portfolio turnover . . . . . . . . . . . . . . . . . . . . . . . . . .                  76%                            9%
Net assets, end of period (in thousands) . . . . . . . . . . . . . . .              $10,789                        $3,109

--------------------------------------------------------------------------------

     * Commencement of investment operations.

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if the redemption fee of 0.50% was taken into account. Total investment return for a period of less than one year is not annualized. Past performance results shown in this report should not be considered a representation of future performance.
     Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.

(b)  Annualized.

(c)  Includes organization expenses paid by Adviser.

The chart set forth above reflects the unaudited operating performance, based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

1.  ORGANIZATION AND FUND DESCRIPTION

W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). It was incorporated under the laws of the State of Maryland in September 1993. The Fund had no operations prior to October 25, 1993, other than those relating to organizational matters. The initial capital contribution of $100,000 was provided on October 25, 1993 by W.P. Stewart & Co., N.V. in exchange for 1,000 shares of the Fund. The Fund invests primarily in common stocks listed on the New York Stock Exchange. W.P. Stewart & Co., Inc., a registered investment adviser, is the Fund's investment adviser. W.P. Stewart & Co., Inc. assumed this responsibility from its affiliate in July, 1998. The change did not involve any change in actual control or management of the investment adviser to the Fund. W.P. Stewart & Co., Inc. and its predecessor are together referred to as the "Adviser." Shares of the Fund are available for subscription by eligible investors, although new sales may be suspended from time to time based on regulatory considerations. There is no sales charge. The redemption fee is 0.50%.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

USE OF ESTIMATES: The process of preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION: In general, the Fund values portfolio securities as of their last available public sale price on the valuation date, in the case of securities listed on any established securities exchanges or included in the NASDAQ National Market System or any comparable foreign over-the-counter quotation system providing last sale data or, if no sales of such securities are reported on such date and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

INVESTMENT TRANSACTIONS: All securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

SECURITIES LENDING: The Fund may lend its portfolio securities to brokers, dealers and financial institutions when secured by collateral maintained on a daily marked-to-market basis in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund at any time may demand the return of the securities loaned. The Fund will continue to receive the income on loaned securities and, at the same time, will earn interest on the loan collateral, a portion of which generally will be rebated to the borrower. Any cash collateral received under these loans will be invested in short-term money market instruments. Where voting or consent rights with respect to the loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved will have a material effect on the Fund's investment in the securities loaned. The Fund did not engage in securities lending during the six months ended June 30, 1998.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1998 (Unaudited)

-----------------------------------------------------------------------------

REPURCHASE AGREEMENTS: A repurchase agreement customarily requires the seller to repurchase the securities at a mutually agreed upon time and price. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon yield for the period of time to the settlement (repurchase) date. The underlying securities are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost in liquidating the collateral and if the collateral declines in value.

ORGANIZATION EXPENSES: The Adviser has borne all costs and expenses associated with the organization and initial registration of the Fund and its shares.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to pay an annual dividend to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. During the six months ended June 30, 1998, the Fund did not make any distributions to shareholders.

3.  RELATED PARTY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

When the Fund commenced operations, it retained the Adviser to provide portfolio management and other services to the Fund pursuant to a written investment advisory services agreement (the "Original Advisory Agreement"), effective January 11, 1994. The Original Advisory Agreement had a two-year term and continued in effect from year to year so long as its continuance was specifically approved at least annually by the Fund's Board of Directors.

Each of the Directors of the Fund recalls having considered, and approved, continuation of the Original Advisory Agreement for an additional one-year period at a meeting of the Board of Directors held in early 1996. Further, the minutes of the Board of Directors' February 20, 1997 meeting reflect that the Board considered and approved the further continuation of the Original Advisory Agreement at that time. Thus, the Directors of the Fund believe that the Original Advisory Agreement was continued on an annual basis. However, there is some uncertainty concerning this matter, because the Fund's written records of its Board's meetings from 1996 are missing or otherwise deficient, and the 1997 approval may not have complied in all respects with the technical requirements for approval, as one of the Directors attended the meeting by telephone conference. This is significant because if the Original Advisory Agreement was not effectively continued by the Board in either 1996 or 1997, then it would have lapsed as a technical matter and could not have been revived without shareholder approval.

Because of the importance of removing any doubt about the status of the advisory agreement between the Adviser and the Fund, the Adviser proposed that the Fund's Directors consider approving a new investment advisory services agreement (the "New Advisory Agreement"), having substantially identical terms as the Original Advisory Agreement, and submitting this New Advisory Agreement to the Fund's shareholders for their approval. The Board has approved the New Advisory Agreement, and shareholders will be asked to approve it at a meeting to be held on September 25, 1998. Shareholders will also be asked to ratify the advisory fees paid under the Original Advisory Agreement between January 12, 1996 and the date of approval of the New

Advisory Agreement. Proxy materials in connection with the meeting will be mailed to shareholders of record on August 7,1998.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1998 (Unaudited)

-----------------------------------------------------------------------------

The New Advisory Agreement is identical in all material respects to the Original Advisory Agreement except for a change in the method of calculating the fee payable to the Fund. The Original Advisory Agreement provides that the fee is paid quarterly, in advance, based on the net asset value of the Fund as of the last day of the preceding quarter (after giving effect to subscriptions and redemptions on that date). Under the New Advisory Agreement, the fee rate will not change (remaining at 1.50% of the Fund's net assets) but the fee will be calculated based on the Fund's average daily net assets and paid in arrears.

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund's account, including brokerage commissions, custodial fees, interest on borrowings and administrative fees. Pursuant to state law requirements previously in effect, the Adviser waived and/or reimbursed expenses of the Fund so that total Fund operating expenses do not exceed 2.5% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1.5% of the average annual net assets of the Fund in excess of $100 million. These requirements no longer apply to the Fund. In addition, the Adviser voluntarily has borne the cost of certain professional services incurred by the Fund, although this arrangement may change in the future. The amount of the expenses for professional services borne by the Adviser was $38,937 for the six months ended June 30, 1998.

Under the terms of both the Original and New Advisory Agreements, an affiliated company of the Adviser may conduct brokerage services for the Fund. For the six months ended June 30, 1998, the Adviser's affiliate earned $28,138 in commissions as broker on trades of portfolio securities.

One director of the Adviser is also a director of the Fund. Each of the Fund's directors who is not an officer or employee of the Adviser is entitled to be paid by the Adviser a fee of $1,250 for each meeting that they attend of the Fund's Board of Directors and each meeting of any committee of the Board of Directors on which they serve. Directors may waive such fees. For the six months ended June 30, 1998, the Fund has paid a total of $6,250 to the directors for their services.

4.  ADMINISTRATION AGREEMENT

The Fund is a party to an Administration Agreement with State Street Bank and Trust Company (the "Administrator") dated January 11, 1994. Under that agreement, the Administrator receives an annual fee equal to 0.08% of the Fund's net asset value up to $125 million, 0.06% of the next $125 million, and 0.04% of assets in excess of $250 million.

5.  INVESTMENT TRANSACTIONS

Purchases of investments and proceeds from sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $8,246,774 and $8,130,486, respectively. As of June 30, 1998, unrealized appreciation for Federal income tax purposes was $13,435,823. The aggregate cost of investments at June 30, 1998 for Federal income tax purposes was $30,250,399.

6.  FUND SHARE TRANSACTIONS

The Fund is authorized to issue 100,000,000 shares of $0.001 par value capital stock. For the six months ended June 30, 1998 and the year ended December 31, 1997 transactions in shares were as follows:

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

-----------------------------------------------------------------------------


                                                    SIX MONTHS ENDED JUNE 30,1998            YEAR ENDED DECEMBER 31, 1997

                                                       SHARES            AMOUNT               SHARES                 AMOUNT
                                                       ------            ------               ------                 -------
     Sold. . . . . . . . . . . . . . . . . .          18,228         $ 3,414,492              70,106              $11,638,859
     Reinvested. . . . . . . . . . . . . . .               -                   -              30,257                4,849,063
     Redeemed. . . . . . . . . . . . . . . .         (19,381)         (3,612,611)            (15,677)              (2,649,257)
                                                   ----------        -----------            --------              -----------
     Net (decrease) increase . . . . . . . .          (1,153)         $ (198,119)             84,686              $13,838,665
                                                   ----------        -----------            --------              -----------
                                                   ----------        -----------            --------              -----------


7.  BENEFICIAL INTEREST

At June 30, 1998, no shareholder owned more than 5% of the Fund's outstanding shares.

8.  ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments for which it is practicable to estimate the value, whether or not recognized on the statement of financial condition. As a registered investment company, the Fund's investments in securities are already recorded at market value. The fair value of all other financial assets and liabilities is considered to approximate the recorded value, due to the short-term nature of the financial instruments

9.  CONCENTRATION OF CREDIT RISK

At June 30, 1998, the Fund had cash at a bank in excess of federally insurable limits and was exposed to the credit risk resulting from this concentration of cash.

W.P. STEWART & CO. GROWTH FUND, INC.
527 MADISON AVENUE
New York, NY  10022
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS
Marilyn G. Breslow                      President
John C. Russell                         Vice President
Robert L. Schwartz                      Treasurer, Secretary and Director
Lisa D. Levey                           Assistant Secretary
William P. Stewart                      Director
Antoine Bernheim                        Director
June Eichbaum                           Director
William Talcott May                     Director

INVESTMENT ADVISER
W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, NY  10022
(212) 750-8585

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, MA  02171

INDEPENDENT AUDITORS
Lopez Edwards Frank & Co., LLP
1 Penn Plaza
New York, NY  10119-0141

LEGAL COUNSEL
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, NY  10022-9998








--------------------------------------------------------------------------------

THIS REPORT IS NOT AUTHORIZED FOR USE AS AN OFFER OF SALE OR A SOLICITATION OF AN OFFER TO BUY SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY THE FUND'S CURRENT PROSPECTUS. PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN WILL VARY, AND NET ASSET VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


                                          13